Filed Pursuant to Rule 497(e)
1933 Act File No. 333-171987
1940 Act File No. 811-22524

Precidian ETFs Trust

MAXISSM Nikkei 225 Index Fund

February 28, 2014

Supplement to the Prospectus dated July 29, 2013

Information Regarding Portfolio Manager Changes

Effective as of February 28, 2014, Jordan Dekhayser does not serve as a portfolio manager of the MAXISSM Nikkei 225 Index Fund (the “Fund”).  Robert Anstine continues to serve as a portfolio manager of the Fund, with Patrick Dwyer joining Mr. Anstine as a portfolio manager of the Fund.

The following replaces the paragraph under “Portfolio Managers” on page 4 with the following:

Robert Anstine is a Vice President and Portfolio Manager of the Sub-Advisor.  Mr. Anstine has been a portfolio manager of the Fund since October 2013.

Patrick Dwyer is a Vice President and Portfolio Manager of the Sub-Advisor.  Mr. Dwyer has been a portfolio manager of the Fund since February 2014.

The following replaces the paragraphs under “Portfolio Management – Portfolio Managers” on page 15 with the following:

The individual Portfolio Managers responsible for the day-to-day management of the portfolio of the Fund operate as a team and are:

Robert Anstine is Vice President of NTI.  Mr. Anstine joined NTI in 2011 and is responsible for managing various global index equity portfolios.  In addition, he has been involved with the investment management of the FlexShares equity index funds since their inception.  Prior to joining NTI and since 2007, Mr. Anstine worked at Northern Trust as an operations manager.

Patrick Dwyer is Vice President of NTI.  Mr. Dwyer joined NTI in 2003 and is responsible for managing various global index equity portfolios.  Prior to this role, Mr. Dwyer was a senior portfolio manager responsible for the management of international equity index portfolios in developed, emerging, and frontier markets, and currency and futures overlays.  Before Mr. Dwyer’s involvement with the international equity index team, he was an index analyst and portfolio manager on the US index team.

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The date of this Supplement is February 28, 2014.  Our prospectus and statement of additional information may be obtained at no cost either: online at precidianfunds.com; by calling Precidian ETFs at 855-621-0930 or by mailing a request to Precidian ETFs Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101.